                                                            Exhibit 10(iii)A(70)


                                       October 5, 2001



To: Richard LeBer


      The upcoming spin-off of the lighting and chemical businesses of National Service Industries, Inc. ("NSI") to the shareholders of NSI (the "Transaction") will provide new and challenging opportunities for National Linen Service ("NLS") Working with the new management team of NSI, you will help to develop and build the growth strategy and platform for NLS in the exciting times ahead. At the same time, we recognize that the Transaction may result in significant distractions of NLS's key management personnel because of the uncertainties inherent in such a situation. To provide you with some level of assurance during this time of transition and to ensure your continued dedication and efforts without undue concern for your personal financial and employment security, NSI agrees to do the following:

      1. If, during the thirty-six (36) month period following the date of the distribution of the shares of L & C Spinco, Inc. to the shareholders of NSI's Delaware parent (the "Protection Period"), your employment with NSI is terminated for any reason other than your voluntary resignation, death, Disability (as defined below) or Cause (as defined below) (each a "Permitted Reason"), then NSI will pay you, as severance pay, an amount equal to your then-current base salary at the time of termination (a) for a period of twenty four (24) months if your termination occurs during the first twelve (12) months of the Protection Period, or (b) for a period of twelve (12) months if your termination occurs thereafter during the Protection Period. For purposes of this Paragraph, the term "Disability" means a physical or mental impairment which prevents you from performing the essential functions of your job, with or without a reasonable accommodation, for a period of at least ninety (90) days; and the term "Cause" means your (i) dishonesty or fraud, (ii) conviction of, or entering a plea of nolo contendere to, a felony, (iii) gross negligence, willful malfeasance or material nonfeasance in the conduct of your duties for NLS, (iv) material violation of NSI's Code of Business Conduct, (v) breach of fiduciary duty, or (vi) refusal or continued failure to substantially perform your reasonably assigned duties.

      2. If your employment is terminated during the Protection Period for any reason other than a Permitted Reason and you are participating in any incentive compensation plans at the time of your termination, NSI will pay you the pro rata amount, if any, of the incentive compensation amount you would have been eligible to receive under each applicable plan for the performance period (fiscal year or otherwise) in which your termination occurs, payable if and when such amount becomes due under such plans, based on the number of months that you were employed with NSI during such performance period (fiscal year or otherwise).

Richard LeBer
October 5, 2001
Page 2


      3. If you are entitled to severance pay under Paragraph 1 above, and if you elect COBRA coverage for health and dental coverage following your termination of employment, then provided you continue to pay an amount equal to the then-current active employee monthly premiums for such coverage, NSI will pay the balance of your monthly premiums for COBRA coverage (for you and your eligible dependents) for a period of eighteen (18) months after the termination date or until you qualify under a medical plan offered by your employer, if sooner.

      4. The severance pay described in Paragraphs 1 and 2 above will be paid subject to deductions for federal and state taxes and all other legally required or otherwise authorized deductions. The severance pay described in Paragraphs 1 and 2 (less any required deductions) will be paid at the same times and in the same manner as similar amounts are paid to other similarly situated active associates of NLS. To receive severance pay, you will need to sign NSI's standard release form in substantially the same form as attached as Exhibit A hereto.

      5. Any controversy or claim arising out of or relating to this letter agreement, or the breach thereof, will be settled by binding arbitration in Atlanta, Georgia in accordance with the Commercial Arbitration Rules of the American Arbitration Association. The decision of the arbitrator will be final and binding upon the parties. NSI and you agree that each will seek to enforce any arbitration award in the Superior Court of Fulton County.

      This agreement is, of course, subject to our consummation of the Transaction. We appreciate your loyalty and diligence during the Transaction and look forward to a future of growth and new opportunities for you and NLS.

                                       Very truly yours,


                                       /s/ Brock A. Hattox
                                       -------------------------------
                                       Brock A. Hattox

                                       October 5, 2001



To: Randy Zook


      The upcoming spin-off of the lighting and chemical businesses of National Service Industries, Inc. ("NSI") to the shareholders of NSI (the "Transaction") will provide new and challenging opportunities for Atlantic Envelope Company ("AECO"). Working with the new management team of NSI, you will help to develop and build the growth strategy and platform for AECO in the exciting times ahead. At the same time, we recognize that the Transaction may result in significant distractions of AECO's key management personnel because of the uncertainties inherent in such a situation. To provide you with some level of assurance during this time of transition and to ensure your continued dedication and efforts without undue concern for your personal financial and employment security, NSI agrees to do the following:

      1. If, during the thirty-six (36) month period following the date of the distribution of the shares of L & C Spinco, Inc. to the shareholders of NSI's Delaware parent (the "Protection Period"), your employment with NSI is terminated for any reason other than your voluntary resignation, death, Disability (as defined below) or Cause (as defined below) (each a "Permitted Reason"), then NSI will pay you, as severance pay, an amount equal to your then-current base salary at the time of termination (a) for a period of twenty four (24) months if your termination occurs during the first twelve (12) months of the Protection Period, or (b) for a period of twelve (12) months if your termination occurs thereafter during the Protection Period. For purposes of this Paragraph, the term "Disability" means a physical or mental impairment which prevents you from performing the essential functions of your job, with or without a reasonable accommodation, for a period of at least ninety (90) days; and the term "Cause" means your (i) dishonesty or fraud, (ii) conviction of, or entering a plea of nolo contendere to, a felony, (iii) gross negligence, willful malfeasance or material nonfeasance in the conduct of your duties for AECO, (iv) material violation of NSI's Code of Business Conduct, (v) breach of fiduciary duty, or (vi) refusal or continued failure to substantially perform your reasonably assigned duties.

      2. If your employment is terminated during the Protection Period for any reason other than a Permitted Reason and you are participating in any incentive compensation plans at the time of your termination, NSI will pay you the pro rata amount, if any, of the incentive compensation amount you would have been eligible to receive under each applicable plan for the performance period (fiscal year or otherwise) in which your termination occurs, payable if and when such amount becomes due under such plans, based on the number of months that you were employed with NSI during such performance period (fiscal year or otherwise).

Randy Zook
October 5, 2001
Page 2

      3. If you are entitled to severance pay under Paragraph 1 above, and if you elect COBRA coverage for health and dental coverage following your termination of employment, then provided you continue to pay an amount equal to the then-current active employee monthly premiums for such coverage, NSI will pay the balance of your monthly premiums for COBRA coverage (for you and your eligible dependents) for a period of eighteen (18) months after the termination date or until you qualify under a medical plan offered by your employer, if sooner.

      4. The severance pay described in Paragraphs 1 and 2 above will be paid subject to deductions for federal and state taxes and all other legally required or otherwise authorized deductions. The severance pay described in Paragraphs 1 and 2 (less any required deductions) will be paid at the same times and in the same manner as similar amounts are paid to other similarly situated active associates of AECO. To receive severance pay, you will need to sign NSI's standard release form in substantially the same form as attached as Exhibit A hereto.

      5. Any controversy or claim arising out of or relating to this letter agreement, or the breach thereof, will be settled by binding arbitration in Atlanta, Georgia in accordance with the Commercial Arbitration Rules of the American Arbitration Association. The decision of the arbitrator will be final and binding upon the parties. NSI and you agree that each will seek to enforce any arbitration award in the Superior Court of Fulton County.

      This agreement is, of course, subject to our consummation of the Transaction. We appreciate your loyalty and diligence during the Transaction and look forward to a future of growth and new opportunities for you and AECO.

                                       Very truly yours,


                                       /s/ Brock A. Hattox
                                       --------------------------------
                                       Brock A. Hattox